                                                                    Exhibit 10.3

                                SUPPLEMENTAL DEED
                 AMENDING A FACILITY AGREEMENT DATED 6 JUNE 2006

                                   Dated ___ 2006

                                TRM (ATM) LIMITED
                                 as the Company

                     GSO LUXEMBOURG OFFSHORE FUNDING S.AR.L
                                    as Lender

                            WELLS FARGO FOOTHILL INC.
                  as Lender, Facility Agent and Security Agent

                                 TRM CORPORATION
                                     as TRM

                              BINGHAM MCCUTCHEN LLP
                                   41 LOTHBURY
                                     LONDON
                                    EC2R 7HF

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1. Definitions and Interpretation........................................     1
2. Amendments............................................................     2
3. Waivers...............................................................     4
4. Representations.......................................................     4
5. Confirmations.........................................................     4
6. Fees and Expenses.....................................................     5
7. Finance Document......................................................     5
8. Counterparts..........................................................     5
9. Law and Jurisdiction..................................................     5
SCHEDULE ................................................................     6


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

THIS DEED (this "DEED") is dated_____ 2006 and made between:

1. TRM (ATM) LIMITED, a company incorporated in England and Wales with registered number 3782309 and whose registered office is at 1a Meadowbank, Maxwell Way, Crawley RH10 9SA, England (the "COMPANY");

2. GSO LUXEMBOURG ONSHORE FUNDING S.AR.L, of 122 Rue Adolphe Fisher, L-1521 Luxembourg, a company formed under the laws of the Grand Duchy of Luxembourg ("GSO") and WELLS FARGO FOOTHILL INC, a California corporation of One Boston Place, Boston, Massachusetts 02108, USA (each a "LENDER" and together the "LENDERS");

3. WELLS FARGO FOOTHILL INC, a California corporation of One Boston Place, Boston, Massachusetts 02108, USA ("WELLS") (the "FACILITY AGENT");

4. WELLS FARGO FOOTHILL INC, a California corporation of One Boston Place, Boston, Massachusetts 02108, USA (the "SECURITY AGENT"); and

5. TRM CORPORATION, a corporation organised and existing under the laws of the State of Oregon, USA of 5208 N.E. 122nd Avenue Portland, OR 97230, USA ("TRM").

RECITALS

A. Under the terms of a facility agreement (the "FACILITY AGREEMENT") dated 6 June 2006 and entered into between the Company and GSO in its various capacities as Original Lender, the Facility Agent and the Security Agent, GSO as Original Lender (as defined in the Facility Agreement) agreed to make available to the Company a loan facility in the aggregate maximum amount of L12,903,919.57.

B. By a Transfer Certificate dated 3rd August 2006, L1,548,470.35 of the Loan Facility was transferred by GSO to Wells.

C. By a Supplemental Deed dated 3rd August 2006 (the "SUPPLEMENTAL DEED"), Wells was appointed Facility Agent and Security Agent in succession to GSO who resigned as Facility Agent and Security Agent.

D. The parties to the Facility Agreement are willing to amend the terms of the Facility Agreement in accordance with the terms set out below.

E. This Deed is supplemental to the Facility Agreement (as amended by the Supplemental Deed).

IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

     In this Deed (including the recitals) unless the context requires otherwise or unless otherwise defined or provided for in this Deed, words and expressions shall have the same meanings as are attributed to them under the Facility Agreement. In addition, the following words and expressions shall have the following meanings:

     "CONDITIONS PRECEDENT" means the conditions precedent set out in the Schedule (Conditions Precedent).

     "EFFECTIVE DATE" means the date on which the Facility Agent notifies the Company that the Conditions Precedent have been satisfied or waived.

     "PARTIES" means the parties to this Deed.

     The provisions of Clause 1.2 (Construction) of the Facility Agreement shall be included in this Deed as if references to the Facility Agreement were references to this Deed.

2.   AMENDMENTS

     The Parties (other than TRM) agree that with effect from the Effective Date, the Facility Agreement shall be amended by:

2.1 the insertion of the following new definitions in Clause 1.1 (Definitions) in alphabetical order:

     ""CASH PAY MARGIN" means 4.00 per cent. per annum.";

     ""CERTIFIED COPY" means in relation to any document, a copy of such document bearing the endorsement "Certified a true, complete and accurate copy of the original, which has not been amended, varied or supplemented" signed and dated by a duly authorised officer of the company.";

     ""DISPOSAL PROCEEDS" means the consideration received by the Company for any disposal made by it (except for Excluded Disposal Proceeds) and after deducting:

     (a)  any reasonable expenses which are incurred by the Company; and

     (b) any Tax incurred and required to be paid by the Company in connection with the disposal (as reasonably determined by the Company, on the basis of existing rates and taking account of any available credit, deduction or allowance).";

     ""EXCLUDED DISPOSAL PROCEEDS" means any Disposal Proceeds received by the Company from a disposal referred to in paragraph 22.3(b)(i).";

     ""PIK MARGIN" means 2.00 per cent. per annum.";

2.2 the amendment of the definition of "Margin" in Clause 1.1 (Definitions) to read as follows:

     ""MARGIN" means the Cash Pay Margin and the PIK Margin.";

2.3 the amendment of the definition of "Termination Date" in Clause 1.1 (Definitions) to read as follows:

     ""TERMINATION DATE" means 28th February 2007.";

2.4 the amendment of the definition of "US Credit Agreement " in Clause 1.1 (Definitions) to read as follows:

     ""US CREDIT AGREEMENT" means:

     (a) a first lien credit agreement dated 6 June 2006 between the Company, TRM ATM Corporation, TRM Copy Centers (USA) Corporation, TRM (Canada) Corporation, Access Cash International L.L.C., the US First Lien Agent (as defined therein) and the lenders from time to time party thereto; or

     (b) a second lien credit agreement dated 6 June 2006 between the Company, TRM ATM Corporation, TRM Copy Centers (USA) Corporation, TRM (Canada) Corporation,

          Access Cash International L.L.C., US Second Lien Agent (as defined therein) and the lenders from time to time party thereto.";

2.5  the amendment of Clause 7.1 (Repayment) to read as follows:

     "The Loan together with all other amounts outstanding under the terms of the Facility Agreement shall be repaid in full on the Termination Date.";

2.6 the deletion of existing paragraphs 8.3(a) and (b) (Mandatory Prepayments) and the insertion of a new paragraph 8.3(a) to read as follows:

     "(a) The Company shall prepay the Loan in an amount equal to any Disposal
          Proceeds received by the Company prior to the Termination Date.",

     and existing paragraphs 8.3(c) and (d) shall be renumbered 8.3(b) and (c) accordingly;

2.7  the amendment of Clause 9.2 (Payment of interest) to read as follows:

     "(a) The Company shall pay accrued interest in cash on the outstanding amount of the Loan on the last day of each Interest Period. The amount of interest payable in cash will be equal to the amount of interest accrued at the rate applicable to the Loan during that Interest Period under Clause 9.1 (Calculation of interest) excluding the portion accrued in respect of the PIK Margin;

     (b) In addition to the cash pay interest referred to in paragraph (a) above, a further amount of interest will accrue on the Loan at a rate equal to the PIK Margin. Any such interest accrued will, at the end of each Interest Period, be capitalised and added to the principal amount of the Loan and shall be repaid on the Termination Date.";

2.8 the deletion of Clause 20 (Financial Covenants) in its entirety and the replacement with a new Clause 20 (Financial Covenants) to read as follows:

          "FINANCIAL COVENANTS.

          The undertakings in this Clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

          No member of the TRM Group shall:

          Minimum EBITDA. permit their Consolidated EBITDA for any calendar month to be less than the amount set forth below with respect to such month:

     MONTH       MINIMUM EBITDA
--------------   --------------
October, 2006      $  875,000
November, 2006     $  900,000
December, 2006     $  900,000
January, 2007      $1,050,000
February, 2007     $1,150,000

          Defined terms used in this Clause are defined in the US Credit Agreement (as amended from time to time) as if the same were restated in this Agreement and notwithstanding the fact that the US Credit Agreement may have terminated.";

2.9  the amendment of the first paragraph in Clause 21 to read as follows:

     "Other than Clause 21.15 which shall survive the repayment in full of all amounts outstanding under the Finance Documents, the undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents.";

2.10 the insertion of a new Clause 21.15 (DIVIDEND OF EXCESS DISPOSAL PROCEEDS) as follows:

     "21.15 DIVIDEND OF EXCESS DISPOSAL PROCEEDS

          In the event that the aggregate amount of Disposal Proceeds received by the Company exceeds the Loan (and all other amounts outstanding under the Finance Documents), the Company shall as soon as reasonably practicable, following prepayment of the Loan (together with all other amounts outstanding under the Finance Documents) in accordance with Clause 8.3(a), pay any excess to TRM by way of dividend or otherwise for application by TRM towards repayment of the US Credit Agreement.";

2.11 the deletion of paragraph 22.3(b)(ii) (Disposals) and replacing it with a new paragraph 22.3(b)(ii) (Disposals) as follows:

     "(ii) of assets where the Disposal Proceeds are used to prepay the Loan provided that such prepayment occurs within 2 Business Days following receipt by the Company of the relevant Disposal Proceeds.".

3.   WAIVERS

     In consideration of the Company entering into this Deed, the Lenders hereby waive the Events of Default occasioned by breaches of the covenants set out in Clause 20(a) and (b) of the Facility Agreement for the measurement period ended 30th September 2006.

4.   REPRESENTATIONS

     The Company confirms to the Finance Parties that on the date of this Deed and on the Effective Date, the Repeating Representations:

     (a)  are true; and

     (b) would also be true if references to the Finance Documents includes the Facility Agreement as amended by this Deed.

     In each case, each Repeating Representation is applied to the circumstances then existing and in the case of the confirmation made on the date of this Deed, as if the Effective Date had occurred.

5.   CONFIRMATIONS

5.1 The Parties confirm that save as and to the extent expressly varied in this Deed, the Facility Agreement as amended by this Deed remains in full force and effect and each reference to the

     Facility Agreement in each Finance Document shall be to the Facility Agreement as amended by this Deed.

5.2 With effect from the Effective Date, the Company and TRM confirm that any security or guarantee created or given by it under a Finance Document will:

     (a)  continue in full force and effect; and

     (b) secure or guarantee its liabilities and obligations to the Finance Parties under the Facility Agreement as amended by this Deed.

6.   FEES AND EXPENSES

6.1 The Company shall on the date hereof pay a fee of one per cent of the amount of the Loan upon the execution of this Deed. Such fee shall be capitalised and added to the principal amount of the Loan and shall be repaid on the Termination Date.

6.2 The Company shall pay, promptly on demand and receipt of the relevant invoices, all costs and expenses (including legal fees and disbursements thereon) incurred or sustained by any of the Finance Parties in connection with the preparation, negotiation, printing and execution of this Deed and all documents and transactions contemplated by this Deed.

7.   FINANCE DOCUMENT

     The Company, the Facility Agent and the Security Agent designate this Deed as a Finance Document.

8.   COUNTERPARTS

     This Deed may be executed in any number of counterparts and all such counterparts when executed and taken together shall constitute one and the same Deed.

9.   LAW AND JURISDICTION

     This Deed is governed by and shall be construed according to the law of England whose courts shall have exclusive jurisdiction to hear and decide any suit, action or proceedings and to settle any disputes which may arise out of or in connection therewith and for these purposes each party irrevocably submits to the jurisdiction of the courts of England.

This Deed has been executed as a Deed and has been delivered on the date stated at the beginning of this Deed.

                                    SCHEDULE

                              CONDITIONS PRECEDENT

1. The Facility Agent shall have received a Certified Copy of each of the following in form and substance satisfactory to it:

     (a) the minutes of a meeting of the board of directors of the Company and TRM (including the resolutions passed at those meetings):

          (i) approving and authorising the execution, delivery and performance of this Deed and any other related documents to which it is a party on the terms and conditions of those documents;

          (ii) showing that the board meeting was quorate, that due consideration was given by all directors present of that company's obligations and liabilities arising under those documents to which it is a party and that all declarations of interests required in connection with this Deed and any other related documents to which it is a party were made; and

          (iii) authorising any director whose name and specimen signature is set out in those minutes to sign or otherwise attest the execution of those documents and any other documents to be executed or delivered pursuant to those documents;

     (b) a certificate in respect of the Company (signed by the company's secretary or a director of the relevant company) confirming that:

          (i) there has been no change since 6 June 2006 to its certificate of incorporation (and any relative certificate of change of name);

          (ii) there has been no change since 6 June 2006 to its memorandum and articles of association;

          (iii) that there are no outstanding Defaults or Events of Defaults under the Facility Agreement other than those listed in Clause 3 of this Deed; and

          (iv) that there are no outstanding defaults under any Material Contract including, without limitation, the Vault Cash Agreements (as defined in the US Credit Agreement); and

     (c) a certificate in respect of TRM (signed by the company's secretary or a director of the relevant company) confirming that:

          (i) there has been no change since 6 June 2006 to its certificate of incorporation (and any relative certificate of change of name); and

          (ii) there has been no change since 6 June 2006 to its memorandum and articles of association;

     (d) an Amendment to the First Lien Credit Agreement and an Amended and Restated Second Lien Loan Agreement, each dated on or about the date of this Deed and duly executed by the parties thereto.

2. The Facility Agent shall have received confirmation that the legal fees of Bingham McCutchen LLP and Katten Muchin Rosenman Cornish LLP invoiced have been paid.

THE COMPANY

EXECUTED as a Deed by                               )
TRM (ATM) LIMITED                                   )   Director
acting by two Directors or                          )
one Director and its Secretary                      )   Director/Secretary


THE LENDERS

EXECUTED as a Deed by                               )
GSO LUXEMBOURG OFFSHORE                             )
FUNDING SARL                                        )   Authorised Signatory
acting by                                           )
                                                    )
being persons having power to act                   )
on its behalf in accordance with its constitution   )


EXECUTED as a Deed by                               )
WELLS FARGO FOOTHILL INC.                           )   Authorised Signatory
acting by                                           )
                                                    )
being persons having power to act                   )
on its behalf in accordance with its constitution   )


THE FACILITY AGENT

EXECUTED as a Deed by                               )
WELLS FARGO FOOTHILL INC.                           )   Authorised Signatory
acting by                                           )
                                                    )
being persons having power to act                   )
on its behalf in accordance with its constitution   )


THE SECURITY AGENT

EXECUTED as a Deed by                               )
WELLS FARGO FOOTHILL INC.                           )   Authorised Signatory
acting by                                           )
                                                    )
being persons having power to act                   )
on its behalf in accordance with its constitution   )

TRM


EXECUTED as a Deed by                                )
TRM CORPORATION                                      )  Authorised Signatory
acting by                                            )
                                                     )
being persons having power to act                    )
on its behalf in accordance with its constitution    )